OMNIBUS REAFFIRMATION
This Omnibus Reaffirmation (as amended, restated, supplemented or otherwise modified from time to time, this “Reaffirmation”) is entered into as of December 14, 2018, by and among LCI Industries, a Delaware limited liability company (the “Company”), Lippert Components, Inc., a Delaware corporation (“Lippert”), each of the other Loan Parties that is a party hereto (each, together with the Company and Lippert, the “Reaffirming Parties”), and JPMorgan Chase Bank, N.A., (“JPM”), as Administrative Agent and Collateral Agent.
RECITALS
A.    Reference is made to (i) that certain Fourth Amended and Restated Pledge and Security Agreement, dated as of April 27, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Company, Lippert, the Collateral Agent and the other Pledgors (as defined therein) from time to time party thereto, (ii) that certain Fourth Amended and Restated Company Guarantee, dated as of April 27, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Company Guarantee”) by the Company in favor of the Administrative Agent, (iii) that certain Fourth Amended and Restated Subsidiary Guarantee Agreement, dated as of April 27, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Subsidiary Guarantee”) by Lippert and each other Guarantor (as defined therein) in favor of the Administrative Agent and (iv) that certain Fourth Amended and Restated Subordination Agreement, dated as of April 27, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Subordination Agreement”) among the Company, each other direct and indirect Subsidiary of the Company party thereto and the Administrative Agent.
B.     The Company, Lippert, LCI Industries B.V., a Netherlands limited liability company (besloten vennootschap met beperkte aansprakelijkheid) having its statutory seat (statutaire zetel) in Amsterdam, the Netherlands and registered with the Dutch Trade Register (Kamer van Koophandel) under number 70655421, LCI Industries C.V., a Netherlands limited partnership (commanditaire vennootschap) having its official seat in Elkhart Indiana, the United States of America and registered with the Dutch Trade Register (Kamer van Koophandel) under number 70630518, each other Foreign Borrower (as defined therein), certain Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent, have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise defined herein or the context otherwise requires, terms used in this Reaffirmation have the meanings provided in the Credit Agreement.
AGREEMENT
NOW, THEREFORE, in order to induce the Secured Parties to enter into the Credit Agreement, and for other good and valuable consideration, the receipt and adequacy of which hereby is acknowledged, the Reaffirming Parties hereby agree as follows:
(a)    Each of the Reaffirming Parties:

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(i)     expressly and knowingly reaffirms its respective liability under each of the Loan Documents (including, without limitation, the Security Agreement, the Company Guarantee, the Subsidiary Guarantee and the Subordination Agreement) to which it is a party and expressly agrees to be and remain liable under the terms of each such Loan Document to which it is a party, in each case, in accordance with the terms thereof, and that, as of the date hereof, it has no defense, offset or counterclaim whatsoever against any Lender or any other Secured Party with respect to any such Loan Document;
(ii)     agrees that, except as expressly contemplated by the Credit Agreement or any other Loan Document executed in connection therewith, each Loan Document (including, without limitation, the Security Agreement, the Company Guarantee, the Subsidiary Guarantee and the Subordination Agreement) to which it is a party shall remain in full force and effect and is hereby ratified and confirmed;
(iii)    agrees that each reference to “Credit Agreement” in the Loan Documents to which it is a party shall be deemed to refer to the Credit Agreement; and
(iv)    agrees that the execution of this Reaffirmation is not required by the terms of the Loan Documents or by applicable Law for the continued validity and enforceability of any Loan Document (including, without limitation, the Security Agreement, the Company Guarantee, the Subsidiary Guarantee and the Subordination Agreement) to which it is a party in accordance with its respective terms but that this Reaffirmation is executed to induce the Lenders and the Administrative Agent to approve of and otherwise enter into the Credit Agreement.
(b)    This Reaffirmation is a Loan Document and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.
(c)    This Reaffirmation shall be binding upon and inure to the benefit of the parties hereto and to their respective successors and permitted assigns.
(d)    This Reaffirmation may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement.
(e)    This Reaffirmation represents the agreement of the Reaffirming Parties, the Administrative Agent, the Collateral Agent and each of the Lenders (through the Lenders’ execution of the Credit Agreement and approval of the form of this Reaffirmation attached thereto) with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.
(f)    The terms of Sections 9.09 (Governing Law; Jurisdiction; Consent to Service of Process) and 9.10 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein as though set forth in full in this Reaffirmation.

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[Signature pages to follow]

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IN WITNESS WHEREOF, each of the undersigned intending to be legally bound hereby, has caused this Reaffirmation to be executed as of the date first above written.

LCI INDUSTRIES

By:
Name: Brian M. Hall Title: Chief Financial Officer

LIPPERT COMPONENTS, INC.,

By:
Name: Brian M. Hall Title: Chief Financial Officer

LCI SERVICE CORP.

By:
Name: Brian M. Hall Title: Chief Financial Officer

LIPPERT COMPONENTS MANUFACTURING, INC.

By:
Name: Brian M. Hall Title: Chief Financial Officer

INNOVATIVE DESIGN SOLUTIONS, INC.

By:
Name: Brian M. Hall Title: Chief Financial Officer

TAYLOR MADE GROUP, LLC

By:
Name: Brian M. Hall Title: Chief Financial Officer

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LCI INDUSTRIES C.V., REPRESENTED BY ITS SOLE GENERAL PARTNER, KINRO TEXAS INC.

By:
Name: Brian M. Hall Title: Chief Financial Officer

LCI INDUSTRIES B.V.

By:
Name: Brian M. Hall Title: Director B

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JPMORGAN CHASE BANK, N.A., in its capacity as Collateral Agent
By: ______________________________________
Name:
Title

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